FMC GOLD COPMANY

200 East Randolph Drive                                               EXHIBIT 24
Chicago Illinois 60601
312 861 6000

                                                      [LOGO OF FMC GOLD COMPANY]

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC GOLD COMPANY, a Delaware corporation (hereinafter referred to as the "Company"), is a corporation with securities registered pursuant to Section 12(b) of the Securities and Exchange Act of 1934, as Amended (the "Act"), and is subject to the reporting requirements of the Act including the obligation to file an annual report on Form 10-K; and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign such document;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints B.J. Kennedy, S.E. Baginski or R.L. Day, or any of them, his attorney for him and in his name, place and stead, and in his office and capacity in the Company, to sign and file the Company's Annual Report on Form 10-K for the year ended December 31, 1994, including all schedules, exhibits and amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 1995.


                                       /s/ LARRY D. BRADY
                                       _________________________

FMC GOLD COPMANY

200 East Randolph Drive
Chicago Illinois 60601
312 861 6000

                                                      [LOGO OF FMC GOLD COMPANY]

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC GOLD COMPANY, a Delaware corporation (hereinafter referred to as the "Company"), is a corporation with securities registered pursuant to Section 12(b) of the Securities and Exchange Act of 1934, as Amended (the "Act"), and is subject to the reporting requirements of the Act including the obligation to file an annual report on Form 10-K; and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign such document;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints B.J. Kennedy, S.E. Baginski or R.L. Day, or any of them, his attorney for him and in his name, place and stead, and in his office and capacity in the Company, to sign and file the Company's Annual Report on Form 10-K for the year ended December 31, 1994, including all schedules, exhibits and amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 1995.


                                       /s/ ROBERT N. BURT
                                       _________________________

FMC GOLD COPMANY

200 East Randolph Drive
Chicago Illinois 60601
312 861 6000

                                                      [LOGO OF FMC GOLD COMPANY]

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC GOLD COMPANY, a Delaware corporation (hereinafter referred to as the "Company"), is a corporation with securities registered pursuant to Section 12(b) of the Securities and Exchange Act of 1934, as Amended (the "Act"), and is subject to the reporting requirements of the Act including the obligation to file an annual report on Form 10-K; and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign such document;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints B.J. Kennedy, S.E. Baginski or R.L. Day, or any of them, his attorney for him and in his name, place and stead, and in his office and capacity in the Company, to sign and file the Company's Annual Report on Form 10-K for the year ended December 31, 1994, including all schedules, exhibits and amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 1995.


                                       /s/ PAUL L. DAVIS, JR.
                                       _________________________

FMC GOLD COPMANY

200 East Randolph Drive
Chicago Illinois 60601
312 861 6000

                                                      [LOGO OF FMC GOLD COMPANY]

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC GOLD COMPANY, a Delaware corporation (hereinafter referred to as the "Company"), is a corporation with securities registered pursuant to Section 12(b) of the Securities and Exchange Act of 1934, as Amended (the "Act"), and is subject to the reporting requirements of the Act including the obligation to file an annual report on Form 10-K; and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign such document;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints B.J. Kennedy, S.E. Baginski or R.L. Day, or any of them, his attorney for him and in his name, place and stead, and in his office and capacity in the Company, to sign and file the Company's Annual Report on Form 10-K for the year ended December 31, 1994, including all schedules, exhibits and amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 1995.


                                       /s/ NHA D. HOANG
                                       _________________________

FMC GOLD COPMANY

200 East Randolph Drive
Chicago Illinois 60601
312 861 6000

                                                      [LOGO OF FMC GOLD COMPANY]

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC GOLD COMPANY, a Delaware corporation (hereinafter referred to as the "Company"), is a corporation with securities registered pursuant to Section 12(b) of the Securities and Exchange Act of 1934, as Amended (the "Act"), and is subject to the reporting requirements of the Act including the obligation to file an annual report on Form 10-K; and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign such document;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints B.J. Kennedy, S.E. Baginski or R.L. Day, or any of them, his attorney for him and in his name, place and stead, and in his office and capacity in the Company, to sign and file the Company's Annual Report on Form 10-K for the year ended December 31, 1994, including all schedules, exhibits and amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 1995.


                                       /s/ BRIAN J. KENNEDY
                                       _________________________

FMC GOLD COPMANY

200 East Randolph Drive
Chicago Illinois 60601
312 861 6000

                                                      [LOGO OF FMC GOLD COMPANY]

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC GOLD COMPANY, a Delaware corporation (hereinafter referred to as the "Company"), is a corporation with securities registered pursuant to Section 12(b) of the Securities and Exchange Act of 1934, as Amended (the "Act"), and is subject to the reporting requirements of the Act including the obligation to file an annual report on Form 10-K; and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign such document;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints B.J. Kennedy, S.E. Baginski or R.L. Day, or any of them, his attorney for him and in his name, place and stead, and in his office and capacity in the Company, to sign and file the Company's Annual Report on Form 10-K for the year ended December 31, 1994, including all schedules, exhibits and amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 1995.


                                       /s/ EDMUND W. LITTLEFIELD
                                       _________________________